FEDERATED HIGH INCOME BOND FUND, INC.

Class A Shares
Class B Shares
Class C Shares
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SUPPLEMENT TO PROSPECTUS DATED MAY 31, 1998

On page 14 of the prospectus, please delete the biography of Stefanie L. Bachhuber in its entirety and replace with the following:


     "Constantine Kartsonas has been a portfolio manager of the Fund since June 1998. Mr. Kartsonas joined Federated Investors, Inc. or its predecessor in 1994 as an Investment Analyst and has been an Assistant Vice President of the Fund's Adviser since January 1997. From 1990 to 1993, he served as an Operations Analyst at Lehman Brothers. Mr. Kartsonas earned his M.B.A. with a concentration in Finance, from the University of Pittsburgh in 1994." August 31, 1998





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     Cusip  314195108
     Cusip  314195207
     Cusip  314195306
     G00301-06 (8/98)





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